Potomac Tactical Opportunities Fund
		Schedule of Investments
	March 31, 2025 (Unaudited)
Shares		Fair Value	% of Net Assets

EXCHANGE TRADED FUNDS
Equity
98,669	Invesco QQQ Trust, Series 1 *	$ 46,267,867
260,997	ProShares UltraPro QQQ	14,955,128

Total for Exchange Traded Funds (Cost - $61,237,207)		61,222,996	48.88%

MONEY MARKET FUNDS
64,028,974	Goldman Sachs FS Government Fund Institutional - 4.22% ** +	64,028,974	51.12%

Total for Money Market Funds (Cost - $64,028,974)

	Total Investments (Cost - $125,266,181)	125,251,969	100.00%

	Liabilities in Excess of Other Assets	(1,524)	0.00%

	Net Assets	$125,250,445	100.00%

* Additional Information, including current Prospectus and Annual Reports, is available at
https://www.invesco.com/qqq-etf/en/home.html
** Additional Information, including current Prospectus and Annual Reports, is available at
https://am.gs.com/en-us/institutions/documents?selectedTab=fundsDocuments
+ The rate shown represents the 7-day yield at March 31, 2025.